EXHIBIT 24

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Gary J. Beban
                                             Gary J. Beban

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ J. David Chatham
                                             J. David Chatham

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ William G. Davis
                                             William G. Davis

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ James L. Doti
                                             James L. Doti

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Lewis W. Douglas, Jr.
                                             Lewis W. Douglas, Jr.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Paul B. Fay, Jr.
                                             Paul B. Fay, Jr.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Dale F. Frey
                                             Dale F. Frey

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in his name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Anthony R. Moiso
                                             Anthony R. Moiso

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in her name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Roslyn B. Payne
                                             Roslyn B. Payne

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of The First American Financial Corporation, a California corporation (the "Corporation"), hereby constitutes and appoints Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority, including power of substitution and resubstitution, in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in her name as Director of the Corporation a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the 8.50% Capital Securities (Liquidation Amount $1,000 per Capital Security) of First American Capital Trust I, the Guarantee of the Corporation related thereto and the 8.50% Junior Subordinated Debentures of the Corporation, and the undersigned ratifies and confirms all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized.


Date:  August 28, 1997                   By: /s/ Virginia Ueberroth
                                             Virginia Ueberroth